Roundhill China Magnificent Seven ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 22.6%	Shares	Value
Internet - 14.2%
Alibaba Group Holding Ltd. - ADR (a)	4,007	$502,718
Meituan - ADR (a)(b)	13,793	301,791
PDD Holdings, Inc. - ADR (b)	8,020	819,483
Tencent Holdings Ltd. - ADR	7,527	475,857
		2,099,849

Software - 3.4%
NetEase, Inc. - ADR (a)	4,484	501,939

Telecommunications - 5.0%
Xiaomi Corp. - ADR (a)(b)	35,929	743,730
TOTAL COMMON STOCKS (Cost $4,247,439)		3,345,518

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 67.0%	Par	Value
3.64%, 05/19/2026 (c)(d)	10,000,000	9,951,700
TOTAL U.S. TREASURY BILLS (Cost $9,951,700)		9,951,700

MONEY MARKET FUNDS - 19.4%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (e)	2,877,757	2,877,757
TOTAL MONEY MARKET FUNDS (Cost $2,877,757)		2,877,757

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 10.2%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (e)	1,512,516	1,512,516
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,512,516)		1,512,516

TOTAL INVESTMENTS - 119.2% (Cost $18,589,412)		17,687,491
Liabilities in Excess of Other Assets - (19.2)%		(2,848,023)
TOTAL NET ASSETS - 100.0%		$14,839,468

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $1,193,633.
(b)	Non-income producing security.
(c)	The rate shown is the annualized yield as of March 31, 2026.
(d)	All or a portion of the security has been pledged as collateral for swap contracts. The fair value of assets committed as collateral as of March 31, 2026 was $4,975,800.
(e)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Roundhill China Magnificent Seven ETF
Schedule of Total Return Swap Contracts
March 31, 2026 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Alibaba Group Holding Ltd.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Termination	12/08/2026	$1,613,792	$(85,352)
BYD Co. Ltd.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Termination	12/08/2026	2,118,238	(26,603)
Meituan	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Termination	12/08/2026	1,813,021	(675,877)
NetEase, Inc.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Termination	12/08/2026	1,617,085	(449,556)
PDD Holdings, Inc.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Termination	12/08/2026	1,298,810	(361,534)
Tencent Holdings Ltd.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Termination	12/08/2026	1,647,387	(194,457)
Xiaomi Corp.	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Termination	12/08/2026	1,377,999	82,016
Net Unrealized Appreciation (Depreciation)						0	(1,711,363)

There are no upfront payments or receipts associated with total return swaps in the Fund as of March 31, 2026.

OBFR - Overnight Bank Funding Rate was 3.64% as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Roundhill China Magnificent Seven ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$3,345,518	$–	$–	$3,345,518
U.S. Treasury Bills	–	9,951,700	–	9,951,700
Money Market Funds	2,877,757	–	–	2,877,757
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	1,512,516
Total Investments	$6,223,275	$9,951,700	$–	$17,687,491

Other Financial Instruments:
Total Return Swaps *	$–	$82,016	$–	$82,016
Total Other Financial Instruments	$–	$82,016	$–	$82,016

Liabilities:
Other Financial Instruments:
Total Return Swaps *	$–	$(1,793,379)	$–	$(1,793,379)
Total Other Financial Instruments	$–	$(1,793,379)	$–	$(1,793,379)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of March 31, 2026.

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $1,512,516 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings by Country as of March 31, 2026
(% of Net Assets)
China	$2,023,317	13.7%
Ireland	819,483	5.5
Hong Kong	502,718	3.4
United States	14,341,973	96.6
Liabilities in Excess of Other Assets	(2,848,023)	(19.2)
	$14,839,468	100.0%